                             LETTER OF TRANSMITTAL

                                CSX CORPORATION

                              OFFERS TO EXCHANGE

                   ALL OUTSTANDING               REGISTERED

          7.05% DEBENTURES DUE 2002   FOR   7.05% DEBENTURES DUE 2002
          7.25% DEBENTURES DUE 2004   FOR   7.25% DEBENTURES DUE 2004
          7.45% DEBENTURES DUE 2007   FOR   7.45% DEBENTURES DUE 2007
          7.90% DEBENTURES DUE 2017   FOR   7.90% DEBENTURES DUE 2017
          7.95% DEBENTURES DUE 2027   FOR   7.95% DEBENTURES DUE 2027
          6.95% DEBENTURES DUE 2027   FOR   6.95% DEBENTURES DUE 2027
          7.25% DEBENTURES DUE 2027   FOR   7.25% DEBENTURES DUE 2027
          8.30% DEBENTURES DUE 2032   FOR   8.30% DEBENTURES DUE 2032

                 PURSUANT TO THE PROSPECTUS DATED      , 1997


 THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
                  CITY TIME, ON      , 1997 UNLESS EXTENDED.

                   THE CHASE MANHATTAN BANK, Exchange Agent

  By Mail, Overnight Courier or Hand                    By Facsimile:
               Delivery:

         450 West 33rd Street                   212-946-8158 or 212-946-8159
              15th Floor
     New York, New York 10001-2697                  Confirm by Telephone:
     Attention: Ronald J. Halleran                      212-946-3068



  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated      , 1997 (the "Prospectus"), of CSX Corporation, a
Virginia corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offers (the "Exchange Offers") to exchange, from the registered holders (the "Holders") thereof (i) an aggregate principal amount of up to $350,000,000 of the Company's 7.05% Debentures Due 2002 (the "New 2002 Debentures"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the issued and outstanding 7.05% Debentures Due 2002 (the "Old 2002 Debentures") of the Company, (ii) an aggregate principal amount of up to $300,000,000 of the Company's 7.25% Debentures Due 2004 (the "New 2004 Debentures"), which have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the issued and outstanding 7.25% Debentures Due 2004 (the "Old 2004 Debentures") of the Company, (iii) an aggregate principal amount of up to $450,000,000 of the Company's 7.45% Debentures Due 2007 (the "New 2007 Debentures"), which have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the issued and outstanding 7.45% Debentures Due 2007 (the "Old 2007 Debentures") of the Company, (iv) an aggregate principal amount of up to

$400,000,000 of the Company's 7.90% Debentures Due 2017 (the "New 2017 Debentures"), which have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the issued and outstanding 7.90% Debentures Due 2017 (the "Old 2017 Debentures") of the Company, (v) an aggregate principal amount of up to $500,000,000 of the Company's 7.95% Debentures Due 2027 (the "New 7.95% 2027 Debentures"), which have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the issued and outstanding 7.95% Debentures Due 2027 (the "Old 7.95% 2027 Debentures") of the Company, (vi) an aggregate principal amount of up to $100,000,000 of the Company's 6.95% Debentures Due 2027 (the "New 6.95% 2027 Debentures"), which have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the issued and outstanding 6.95% Debentures Due 2027 (the "Old 6.95% 2027 Debentures") of the Company, (vii) an aggregate principal amount of up to $250,000,000 of the Company's 7.25% Debentures Due 2027 (the "New 7.25% 2027 Debentures"), which have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the issued and outstanding 7.25% Debentures Due 2027 (the "Old 7.25% 2027 Debentures") of the Company, and
(viii) an aggregate principal amount of up to $150,000,000 of the Company's 8.30% Debentures Due 2032 (the "New 2032 Debentures"), which have been registered under the Securities Act, pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the issued and outstanding 8.30% Debentures Due 2032 (the "Old 2032 Debentures") of the Company. The New 2002 Debentures, New 2004 Debentures, New 2007 Debentures, New 2017 Debentures, New 7.95% 2027 Debentures, New 6.95% 2027 Debentures, New 7.25% 2027 Debentures and New 2032 Debentures are sometimes referred to herein collectively as the "New Debentures," and the Old 2002 Debentures, Old 2004 Debentures, Old 2007 Debentures, Old 2017 Debentures, Old 7.95% 2027 Debentures, Old 6.95% 2027 Debentures, Old 7.25% 2027 Debentures and Old 2032 Debentures are sometimes referred to herein collectively as the "Old Debentures."

  The term "Expiration Dates" shall mean 5:00 p.m., New York City time, on
    ,1997, unless the Company, in its sole discretion, extends the Exchange Offers, in which case the term shall mean the latest date and time to which the Exchange Offers are extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

  For each Old Debenture accepted for exchange, the Holder of such Old Debenture will receive a New Debenture having a principal amount equal to that of the surrendered Old Debenture. Accordingly, registered Holders of New Debentures on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Debentures or, if no interest has been paid, from May 1, 1997. Old Debentures accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Old Debentures are accepted for exchange will not receive any payment in respect of accrued interest on such Old Debentures otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

  This Letter of Transmittal is to be completed by a Holder of Old Debentures either if certificates for such Old Debentures are to be forwarded herewith or if a tender of Old Debentures is to be made by book-entry transfer to the account maintained by The Chase Manhattan Bank (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offers--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Holders of Old Debentures whose certificates for such Old Debentures are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Debentures into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Debentures according to the guaranteed delivery procedures set forth in "The Exchange Offers--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

           DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY
              DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

  The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers.

  THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED "DESCRIPTION OF 7.05% DEBENTURES DUE 2002", "DESCRIPTION OF 7.25% DEBENTURES DUE 2004", "DESCRIPTION OF 7.45% DEBENTURES DUE 2007", "DESCRIPTION OF 7.90% DEBENTURES DUE 2017", "DESCRIPTION OF 7.95% DEBENTURES DUE 2027", "DESCRIPTION OF 6.95% DEBENTURES DUE 2027", "DESCRIPTION OF 7.25% DEBENTURES DUE 2027" OR "DESCRIPTION OF 8.30% DEBENTURES DUE 2032", OR ANY COMBINATION OF THE ABOVE, AND SIGNING THIS LETTER OF TRANSMITTAL WILL BE DEEMED TO HAVE TENDERED THE OLD DEBENTURES AS SET FORTH IN SUCH BOXES BELOW.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES

  List below the Old Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Debentures should be listed on a separate signed schedule affixed hereto.

           DESCRIPTION OF 7.05% DEBENTURES DUE 2002 TENDERED HEREBY
-------------------------------------------------------------------------------


     NAME AND ADDRESS                                                   PRINCIPAL AMOUNT OF
 OF REGISTERED HOLDER AS                                                OLD 2002 DEBENTURES
    IT APPEARS ON THE                              AGGREGATE PRINCIPAL TENDERED (MUST BE IN
    OLD 2002 DEBENTURE                             AMOUNT REPRESENTED  INTEGRAL MULTIPLES OF
(PLEASE FILL IN, IF BLANK)  CERTIFICATE NUMBER(S)*  BY CERTIFICATE(S)        $1,000)**
--------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------
                                       TOTAL
-------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.
 ** Unless indicated in the column labeled "Principal Amount of Old 2002
    Debentures Tendered," any tendering Holder of Old 2002 Debentures will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount
    Represented by Certificate(s)."

   The minimum permitted tender is $1,000 in principal amount of Old 2002 Debentures and all tenders must be in integral multiples of $1,000 in principal amount.

--------------------------------------------------------------------------------------------
            DESCRIPTION OF 7.25% DEBENTURES DUE 2004 TENDERED HEREBY
--------------------------------------------------------------------------------------------
     NAME AND ADDRESS                                                   PRINCIPAL AMOUNT OF
 OF REGISTERED HOLDER AS                                                OLD 2004 DEBENTURES
    IT APPEARS ON THE                              AGGREGATE PRINCIPAL TENDERED (MUST BE IN
   OLD 2004 DEBENTURES                             AMOUNT REPRESENTED  INTEGRAL MULTIPLES OF
(PLEASE FILL IN, IF BLANK)  CERTIFICATE NUMBER(S)*  BY CERTIFICATE(S)        $1,000)**
--------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------
                                       TOTAL
--------------------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.
 ** Unless indicated in the column labeled "Principal Amount of Old 2004
    Debentures Tendered," any tendering Holder of Old 2004 Debentures will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount
    Represented by Certificate(s)."

   The minimum permitted tender is $1,000 in principal amount of Old 2004 Debentures and all tenders must be in integral multiples of $1,000 in principal amount.

--------------------------------------------------------------------------------------------
            DESCRIPTION OF 7.45% DEBENTURES DUE 2007 TENDERED HEREBY
--------------------------------------------------------------------------------------------

     NAME AND ADDRESS                                                   PRINCIPAL AMOUNT OF
 OF REGISTERED HOLDER AS                                                OLD 2007 DEBENTURES
    IT APPEARS ON THE                              AGGREGATE PRINCIPAL TENDERED (MUST BE IN
   OLD 2007 DEBENTURES                             AMOUNT REPRESENTED  INTEGRAL MULTIPLES OF
(PLEASE FILL IN, IF BLANK)  CERTIFICATE NUMBER(S)*  BY CERTIFICATE(S)        $1,000)**
--------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------
                                       TOTAL
--------------------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.
 ** Unless indicated in the column labeled "Principal Amount of Old 2007
    Debentures Tendered," any tendering Holder of Old 2007 Debentures will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount
    Represented by Certificate(s)."

   The minimum permitted tender is $1,000 in principal amount of Old 2007 Debentures and all tenders must be in integral multiples of $1,000 in principal amount.

--------------------------------------------------------------------------------------------
               DESCRIPTION OF 7.90% DEBENTURES DUE 2017 TENDERED HEREBY
--------------------------------------------------------------------------------------------
     NAME AND ADDRESS                                                   PRINCIPAL AMOUNT OF
 OF REGISTERED HOLDER AS                                                OLD 2017 DEBENTURES
    IT APPEARS ON THE                              AGGREGATE PRINCIPAL TENDERED (MUST BE IN
   OLD 2017 DEBENTURES                             AMOUNT REPRESENTED  INTEGRAL MULTIPLES OF
(PLEASE FILL IN, IF BLANK)  CERTIFICATE NUMBER(S)*  BY CERTIFICATE(S)        $1,000)**
--------------------------------------------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------

                                  ----------------------------------------------------------
                                       TOTAL
--------------------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.
 ** Unless indicated in the column labeled "Principal Amount of Old 2017
    Debentures Tendered," any tendering Holder of Old 2017 Debentures will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount
    Represented by Certificate(s)."

   The minimum permitted tender is $1,000 in principal amount of Old 2017 Debentures and all tenders must be in integral multiples of $1,000 in principal amount.

--------------------------------------------------------------------------------------------
               DESCRIPTION OF 7.95% DEBENTURES DUE 2027 TENDERED HEREBY
--------------------------------------------------------------------------------------------
     NAME AND ADDRESS                                                   PRINCIPAL AMOUNT OF
 OF REGISTERED HOLDER AS                                                   OLD 7.95% 2027
    IT APPEARS ON THE                              AGGREGATE PRINCIPAL  DEBENTURES TENDERED
OLD 7.95% 2027 DEBENTURES                          AMOUNT REPRESENTED   (MUST BE IN INTEGRAL
(PLEASE FILL IN, IF BLANK)  CERTIFICATE NUMBER(S)*  BY CERTIFICATE(S)  MULTIPLES OF $1,000)**
---------------------------------------------------------------------------------------------

                                  -----------------------------------------------------------

                                  -----------------------------------------------------------

                                  -----------------------------------------------------------

                                  -----------------------------------------------------------

                                  -----------------------------------------------------------

                                  -----------------------------------------------------------

                                  -----------------------------------------------------------
                                       TOTAL
---------------------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.
 ** Unless indicated in the column labeled "Principal Amount of Old 7.95%
    2027 Debentures Tendered," any tendering Holder of Old 7.95% 2027 Debentures will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

   The minimum permitted tender is $1,000 in principal amount of Old 7.95% 2027 Debentures and all tenders must be in integral multiples of $1,000 in principal amount.

---------------------------------------------------------------------------------------------
                  DESCRIPTION OF 6.95% DEBENTURES DUE 2027 TENDERED HEREBY
---------------------------------------------------------------------------------------------
     NAME AND ADDRESS                                                     PRINCIPAL AMOUNT
 OF REGISTERED HOLDER AS                                                 OF OLD 6.95% 2027
    IT APPEARS ON THE                              AGGREGATE PRINCIPAL  DEBENTURES TENDERED
OLD 6.95% 2027 DEBENTURES                          AMOUNT REPRESENTED   (MUST BE IN INTEGRAL
(PLEASE FILL IN, IF BLANK)  CERTIFICATE NUMBER(S)*  BY CERTIFICATE(S)  MULTIPLES OF $1,000)**
---------------------------------------------------------------------------------------------

                                  -----------------------------------------------------------

                                  -----------------------------------------------------------

                                  -----------------------------------------------------------

                                  -----------------------------------------------------------

                                  -----------------------------------------------------------

                                  -----------------------------------------------------------

                                  -----------------------------------------------------------
                                       TOTAL
---------------------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.
 ** Unless indicated in the column labeled "Principal Amount of Old 6.95%
    2027 Debentures Tendered," any tendering Holder of Old 6.95% 2027 Debentures will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

   The minimum permitted tender is $1,000 in principal amount of Old 6.95% 2027 Debentures and all tenders must be in integral multiples of $1,000 in principal amount.

----------------------------------------------------------------------------------------------
               DESCRIPTION OF 7.25% DEBENTURES DUE 2027 TENDERED HEREBY
----------------------------------------------------------------------------------------------
     NAME AND ADDRESS                                                  PRINCIPAL AMOUNT OF OLD
 OF REGISTERED HOLDER AS                                                7.25% 2027 DEBENTURES
    IT APPEARS ON THE                              AGGREGATE PRINCIPAL  TENDERED (MUST BE IN
OLD 7.25% 2027 DEBENTURES                          AMOUNT REPRESENTED   INTEGRAL MULTIPLES OF
(PLEASE FILL IN, IF BLANK)  CERTIFICATE NUMBER(S)*  BY CERTIFICATE(S)         $1,000)**
----------------------------------------------------------------------------------------------

                                  ------------------------------------------------------------

                                  ------------------------------------------------------------

                                  ------------------------------------------------------------

                                  ------------------------------------------------------------

                                  ------------------------------------------------------------

                                  ------------------------------------------------------------

                                  ------------------------------------------------------------
                                       TOTAL
----------------------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.
 ** Unless indicated in the column labeled "Principal Amount of Old 7.25%
    2027 Debentures Tendered," any tendering Holder of Old 7.25% 2027 Debentures will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

   The minimum permitted tender is $1,000 in principal amount of Old 7.25% 2027 Debentures and all tenders must be in integral multiples of $1,000 in principal amount.

----------------------------------------------------------------------------------------------
                DESCRIPTION OF 8.30% DEBENTURES DUE 2032 TENDERED HEREBY
----------------------------------------------------------------------------------------------
     NAME AND ADDRESS                                                  PRINCIPAL AMOUNT OF OLD
 OF REGISTERED HOLDER AS                                                   2032 DEBENTURES
    IT APPEARS ON THE                              AGGREGATE PRINCIPAL  TENDERED (MUST BE IN
   OLD 2032 DEBENTURES                             AMOUNT REPRESENTED   INTEGRAL MULTIPLES OF
(PLEASE FILL IN, IF BLANK)  CERTIFICATE NUMBER(S)*  BY CERTIFICATE(S)         $1,000)**
----------------------------------------------------------------------------------------------

                                  ------------------------------------------------------------

                                  ------------------------------------------------------------

                                  ------------------------------------------------------------

                                  ------------------------------------------------------------

                                  ------------------------------------------------------------

                                  ------------------------------------------------------------

                                  ------------------------------------------------------------
                                       TOTAL
----------------------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.
 ** Unless indicated in the column labeled "Principal Amount of Old 2032
    Debentures Tendered," any tendering Holder of Old 2032 Debentures will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount
    Represented by Certificate(s)."

   The minimum permitted tender is $1,000 in principal amount of Old 2032 Debentures and all tenders must be in integral multiples of $1,000 in principal amount.

[_] CHECK HERE IF TENDERED OLD DEBENTURES ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

    Name of Tendering Institution
                                  -----------------------------------------

    DTC Account Number
                       ----------------------------------------------------

    Transaction Code Number
                            -----------------------------------------------

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name(s) of Registered Holder(s)
                                    ---------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                       --------------------

    Window Ticket Number (if available)
                                        -----------------------------------

    Name of Institution which Guaranteed Delivery
                                                  -------------------------

    DTC Account Number (if delivered by book-entry transfer)
                                                             --------------

    Transaction Code Number (if delivered by book-entry transfer)
                                                                  ---------

    Name of Tendering Institution (if delivered by book-entry
    transfer)
              -------------------------------------------------------------

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD
    DEBENTURES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE (FOR USE BY ELIGIBLE INSTITUTIONS ONLY).

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD DEBENTURES FOR
    YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO (FOR USE BY ELIGIBLE INSTITUTIONS ONLY).

    Name:
          -----------------------------------------------------------------

    Address:
             --------------------------------------------------------------

             --------------------------------------------------------------

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Company the aggregate principal amount of Old Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Debentures tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Debentures as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offers) with respect to the tendered Old Debentures with full power of substitution to (i) deliver certificates for such Old Debentures, or transfer ownership of such Old Debentures on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Debentures for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Debentures, all in accordance with the terms of the Exchange Offers. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Debentures tendered hereby and to acquire the New Debentures issuable upon the exchange of tendered Old Debentures and that the Company will acquire good and unencumbered title to the tendered Old Debentures, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted for exchange by the Company. The undersigned hereby further represents (i) that any New Debentures acquired in exchange for Old Debentures tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Debentures, whether or not such person is the undersigned, (ii) that neither the Holder of such Old Debentures nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Debentures and (iii) that neither the Holder of such Old Debentures nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

  The undersigned also acknowledges that the Exchange Offers are being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation (available May 13,
1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and similar no-action letters (the "Prior No-Action Letters"), that the New Debentures issued pursuant to the Exchange Offers in exchange for the Old Debentures may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Debentures are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in a distribution of such New Debentures. However, the SEC has not considered the Exchange Offers in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offers as in other circumstances. If the undersigned or the person receiving the New Debentures covered hereby is a broker-dealer that is receiving the New Debentures for its own account in exchange for Old Debentures that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offers for the purpose of distributing the New Debentures, they cannot rely on the position of the staff of the SEC enunciated in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction. If the undersigned or the person receiving the New Debentures covered by this letter is an "affiliate" (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that neither the undersigned nor any such other person may rely on the position of the staff of the SEC enunciated in the Prior No-Action Letters, and that such New Debentures may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Debentures tendered hereby. The undersigned further agrees that acceptance of any tendered Old Debentures by the Company and the issuance of New Debentures in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Old Debentures or the New Debentures. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offers--Withdrawal Rights" section of the Prospectus.

  The Exchange Offers are subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offers--Certain Conditions to the Exchange Offers." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Debentures tendered hereby and, in such event, the Old Debentures not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" below, certificates for all New Debentures delivered in exchange for tendered Old Debentures (and, if applicable, Old Debentures delivered herewith but not exchanged) will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned or, in the case of a book-entry delivery of Old Debentures, the account indicated above maintained at the Book-Entry Transfer Facility shall be credited.


-------------------------------------    --------------------------------------
    SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 3, 4 AND 5)              (SEE INSTRUCTIONS 3 AND 4)

   To be completed ONLY (i) if               To be completed ONLY if certif-
 certificates for Old Debentures           icates for Old Debentures not
 not tendered, or New Debentures           tendered, or New Debentures is-
 issued in exchange for Old Deben-         sued in exchange for Old Deben-
 tures accepted for exchange, are          tures accepted for exchange, are
 to be issued in the name of some-         to be sent to someone other than
 one other than the undersigned,           the undersigned, or to the under-
 or (ii) if Old Debentures ten-            signed at an address other than
 dered by book-entry transfer              that shown above.
 which are not exchanged are to be
 returned by credit to an account
 maintained at DTC other than the
 DTC Account Number set forth
 above.

 Issue certificate(s) to:                  Mail to:

 Name                                      Name
      -----------------------------             -----------------------------
           (PLEASE PRINT)                             (PLEASE PRINT)

 Address                                   Address
         --------------------------                --------------------------

 ----------------------------------        ----------------------------------

 ----------------------------------        ----------------------------------
         (INCLUDE ZIP CODE)                         (INCLUDE ZIP CODE)

 ----------------------------------        ----------------------------------
    (TAXPAYER IDENTIFICATION OR                (TAXPAYER IDENTIFICATION OR
        SOCIAL SECURITY NO.)                       SOCIAL SECURITY NO.)

 Credit Old Debentures not ex-
 changed and delivered by book-en-
 try transfer to the DTC account
 set forth below:

 DTC Account Number
                    ---------------
-------------------------------------    --------------------------------------

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (Complete accompanying Substitute W-9 below)

                                                                         , 1997
---------------------------------------------    ------------------------
                                                            DATE
                                                                         , 1997
---------------------------------------------    ------------------------
          SIGNATURE(S) OF HOLDER(S)                         DATE



Area Code and Telephone Number:
                                -------------

  This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Old Debentures hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 3.

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (Full Title):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code(s) and Telephone Number:
                                   ---------------------------------------------

Taxpayer Identification or Social Security Number:
                                                   -----------------------------

                              SIGNATURE GUARANTEE
                         (if required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:


--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------
                                   (ADDRESS)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

Dated:                      , 1997
       ---------------------

                                 INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

  1. Delivery of this Letter of Transmittal and Old Debentures; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Old Debentures either if certificates for such Old Debentures are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offers--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Old Debentures, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Debentures tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

  Holders who wish to tender their Old Debentures, but whose certificates for Old Debentures are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Debentures pursuant to the guaranteed delivery procedures set forth in "The Exchange Offers-- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below); (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Debentures and the principal amount of Old Debentures tendered stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Debentures, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Old Debentures, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter of Transmittal, are deposited with the Exchange Agent by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

  The method of delivery of this Letter of Transmittal, the Old Debentures and all other required documents is at the election and risk of the tendering Holders, and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Debentures are sent by mail, it is suggested that the mailing be by registered mail, properly insured, with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

  Only a Holder (as defined in the Prospectus) of Old Debentures may tender such Old Debentures in the Exchange Offers. Any beneficial holder of Old Debentures who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering the Old Debentures, either make appropriate arrangements to register ownership of the Old Debentures in such holder's name or obtain a properly completed bond power from the registered holder.

  All questions as to the validity, form, eligibility (including time of receipt) or acceptance of tendered Old Debentures and withdrawal of tendered Old Debentures will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Debentures not properly tendered or any Old Debentures the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Debentures. The Company's interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Debentures must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Debentures, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Debentures, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  See "The Exchange Offers" section of the Prospectus.

  2. Partial Tenders (Not Applicable to Debenture Holders who Tender by Book-Entry Transfer). If less than all the Old Debentures evidenced by a submitted certificate is to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Debentures to be tendered in the boxes above entitled "Description of 7.05% Debentures Due 2002 Tendered Hereby--Principal Amount of Old 2002 Debentures Tendered", "Description of 7.25% Debentures Due 2004 Tendered Hereby--Principal Amount of Old 2004 Debentures Tendered", "Description of 7.45% Debentures Due 2007 Tendered Hereby--Principal Amount of Old 2007 Debentures Tendered", "Description of 7.90% Debentures Due 2017 Tendered Hereby--Principal Amount of Old 2017 Debentures Tendered", "Description of 7.95% Debentures Due 2027 Tendered Hereby--Principal Amount of Old 7.95% 2027 Debentures Tendered", "Description of 6.95% Debentures Due 2027 Tendered Hereby--Principal Amount of Old 6.95% 2027 Debentures Tendered", "Description of 7.25% Debentures Due 2027 Tendered Hereby--Principal Amount of Old 7.25% 2027 Debentures Tendered", and "Description of 8.30% Debentures Due 2032 Tendered Hereby--Principal Amount of Old 2032 Debentures Tendered." A reissued certificate representing the balance of nontendered Old Debentures will be sent to such tendering holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. All of the Old Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  3. Signatures on this Letter of Transmittal, Bond Powers and Endorsements, Guarantee of Signatures. If this Letter of Transmittal is signed by the Holder of the Old Debentures tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a DTC security position listing without any change whatsoever.

  If any tendered Old Debentures are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

  If any tendered Old Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

  When this Letter of Transmittal is signed by the registered holder or holders of the Old Debentures specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Debentures are to be issued, or any untendered Old Debentures are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

  Endorsements on certificates for Old Debentures or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each, an "Eligible Institution").

  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Debentures are tendered: (i) by a registered holder of Old Debentures who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

  4. Special Issuance and Delivery Instructions. Tendering holders of Old Debentures should indicate in the applicable box the name and address (or account at the Book-Entry Transfer Facility) to which New Debentures issued pursuant to the Exchange Offers and/or substitute certificates evidencing Old Debentures not exchanged are to be issued or sent (or deposited), if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Debenture holders tendering Old Debentures by book-entry transfer may request that Old Debentures not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Debentures not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

  5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Debentures to it or its order pursuant to the Exchange Offers. If, however, New Debentures and/or substitute Old Debentures not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Debentures tendered hereby, or if tendered Old Debentures are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Debentures to the Company or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder and the Exchange Agent will retain possession of an amount of New Debentures with a face amount equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

  Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Debentures specified in this Letter of Transmittal.

  6. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

  7. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Debentures, by execution of this Letter of Transmittal or on Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Debentures for exchange.

  Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Debentures, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

  8. Mutilated, Lost, Stolen or Destroyed Old Debentures. Any holder whose Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Old Debentures have been followed.

  9. Withdrawal of Tenders. Tenders of Old Debentures may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

  For a withdrawal of a tender of Old Debentures to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Debentures to be withdrawn (the "Depositor"), (ii) identify the Old Debentures to be withdrawn, including the certificate number or numbers (where certificates for Old Debentures have been transmitted) and principal amount of such Old Debentures, or in the case of Old Debentures transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited, (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Old Debentures into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Debentures are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Debentures so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offers and no New Debentures will be issued with respect thereto unless the Old Debentures so withdrawn are validly retendered. Any Old Debentures that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Old Debentures may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

  10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

  11. Important Tax Information. Under current federal income tax law, a holder of New Debentures is required to provide the Company (as payor) through the Exchange Agent, with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent backup withholding on any New Debentures delivered pursuant to the Exchange Offers and any payments received in respect of the New Debentures. If a holder of New Debentures is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct TIN, a holder of New Debentures may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective holder of New Debentures to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

  Certain holders of New Debentures (including, among others, all corporations, financial institutions and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of New Debentures should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of New Debentures or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  To prevent backup withholding on any New Debentures delivered pursuant to the Exchange Offers and any payments received in respect of the New Debentures, each prospective holder of New Debentures to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

  The prospective holder of New Debentures to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the New Debentures. If the New Debentures will be held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance regarding which number to report.

  To prevent backup withholding, each tendering holder of Old Debentures must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Debentures is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Debentures are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

                            TO BE COMPLETED BY ALL
                          TENDERING SECURITY HOLDERS
                             (SEE INSTRUCTION 11)

                         PAYER'S NAME: CSX CORPORATION
--------------------------------------------------------------------------------
                        PART 1--PLEASE PROVIDE
 SUBSTITUTE             YOUR TIN IN THE BOX AT     TIN
 FORM W-9               RIGHT AND CERTIFY BY           ---------------
                        SIGNING AND DATING          Social Security Number OR
                        BELOW.                       Employer Identification
                                                             Number
                        --------------------------------------------------------
                        CERTIFICATION--UNDER THE PENAL-
                        TIES OF PERJURY, I CERTIFY THAT
                        (1) The number shown on this form         PART 2
DEPARTMENT OF THE       is my correct Taxpayer Identifi-        TIN Applied
TREASURY INTERNAL       cation Number (or I am waiting          For [_]
REVENUE SERVICE         for a number to be issued to me);
                        (2) I am not subject to backup
                        withholding either because: (a) I
                        am exempt from backup withhold-
                        ing, or (b) I have not been noti-
                        fied by the Internal Revenue
                        Service (the "IRS") that I am
                        subject to backup withholding as
                        a result of failure to report all
                        interest or dividends, or (c) the
                        IRS has notified me that I am no
                        longer subject to backup with-
                        holding; and (3) any other infor-
                        mation provided on this form is
                        true and correct.

                        Signature:            Date:      , 1997
                                   ---------        -----

                        You must cross out clause (c) of
                        item (2) of the above
                        certification if you have been
                        notified by the IRS that you are
                        subject to backup withholding
                        because of underreporting of
                        interest or dividends on your tax
                        return and you have not been
                        notified by the IRS that you are
                        no longer subject to backup
                        withholding.
--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT
      TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
      FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART II OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the payment, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

 Signature:                                 Date:
            --------------------------            ---------------------------
--------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER

              OUTSTANDING                            REGISTERED
       7.05% Debentures Due 2002      For     7.05% Debentures Due 2002
       7.25% Debentures Due 2004      For     7.25% Debentures Due 2004
       7.45% Debentures Due 2007      For     7.45% Debentures Due 2007
       7.90% Debentures Due 2017      For     7.90% Debentures Due 2017
       7.95% Debentures Due 2027      For     7.95% Debentures Due 2027
       6.95% Debentures Due 2027      For     6.95% Debentures Due 2027
       7.25% Debentures Due 2027      For     7.25% Debentures Due 2027
       8.30% Debentures Due 2032      For     8.30% Debentures Due 2032
                                      OF
                                CSX CORPORATION

  This Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept the Exchange Offers of CSX Corporation (the "Company")
made pursuant to the Prospectus, dated   , 1997 (the "Prospectus"), if
certificates for the Company's outstanding 7.05% Debentures Due 2002 (the "Old 2002 Debentures"), 7.25% Debentures Due 2004 (the "Old 2004 Debentures"), 7.45% Debentures Due 2007 (the "Old 2007 Debentures"), 7.90% Debentures Due 2017 (the "Old 2017 Debentures"), 7.95% Debentures Due 2027 (the "Old 7.95% 2027 Debentures"), 6.95% Debentures Due 2027 (the "Old 6.95% 2027 Debentures"), 7.25% Debentures Due 2027 (the "Old 7.25% 2027 Debentures") or the 8.30% Debentures Due 2032 of the Company (the "Old 2032 Debentures") (collectively, the "Old Debentures") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offers. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Chase Manhattan Bank ("Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

                   THE CHASE MANHATTAN BANK, Exchange Agent

                               By Mail, Hand or
                              Overnight Delivery:

          The Chase Manhattan Bank, 450 West 33rd Street, 15th Floor, New York, New York 10001-2697 Attention: Ronald J. Halleran

                By Facsimile: (212) 946-8158 or (212) 946-8159

                     Confirm by Telephone: (212) 946-3068

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, THE SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX IN THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

  Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Old 2002 Debentures, Old 2004 Debentures, Old 2007 Debentures, Old 2017 Debentures, Old 7.95% 2027 Debentures, Old 6.95% 2027 Debentures, Old 7.25% 2027 Debentures or Old 2032 Debentures, or any combination of Old Debentures, set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offers-- Guaranteed Delivery Procedures" section of the Prospectus.

                  DESCRIPTION OF OLD 2002 DEBENTURES TENDERED

Name and address of registered holder as it appears on the Old 2002
Debentures:
            -------------------------------------------------------------------

Principal Amount of Old 2002 Debentures Tendered: $
                                                    ---------------------------

If Old 2002 Debentures will be delivered to Depository Trust Company, provide account number:
                ---------------------------------------------------------------

Certificate Nos. (if available):
                                 ----------------------------------------------

Total Principal Amount Represented by Certificate(s): $
                                                        -----------------------

                  DESCRIPTION OF OLD 2004 DEBENTURES TENDERED

Name and address of registered holder as it appears on the Old 2004
Debentures:
            -------------------------------------------------------------------

Principal Amount of Old 2004 Debentures Tendered: $
                                                    ---------------------------

If Old 2004 Debentures will be delivered to Depository Trust Company, provide account number:
                ---------------------------------------------------------------

Certificate Nos. (if available):
                                 ----------------------------------------------

Total Principal Amount Represented by Certificate(s): $
                                                        -----------------------

                  DESCRIPTION OF OLD 2007 DEBENTURES TENDERED

Name and address of registered holder as it appears on the Old 2007
Debentures:
            -------------------------------------------------------------------

Principal Amount of Old 2007 Debentures Tendered: $
                                                    ---------------------------

If Old 2007 Debentures will be delivered to Depository Trust Company, provide account number:
                ---------------------------------------------------------------

Certificate Nos. (if available):
                                 ----------------------------------------------

Total Principal Amount Represented by Certificate(s): $
                                                        -----------------------

                  DESCRIPTION OF OLD 2017 DEBENTURES TENDERED

Name and address of registered holder as it appears on the Old 2017
Debentures:
            -------------------------------------------------------------------

Principal Amount of Old 2017 Debentures Tendered: $
                                                    ---------------------------

If Old 2017 Debentures will be delivered to Depository Trust Company, provide account number:
                ---------------------------------------------------------------

Certificate Nos. (if available):
                                 ----------------------------------------------

Total Principal Amount Represented by Certificate(s): $
                                                        -----------------------

               DESCRIPTION OF OLD 7.95% 2027 DEBENTURES TENDERED

Name and address of registered holder as it appears on the Old 7.95% 2027
Debentures:
            --------------------------------------------------------------------

Principal Amount of Old 7.95% 2027 Debentures Tendered: $
                                                          ----------------------

If Old 7.95% 2027 Debentures will be delivered to Depository Trust Company, provide account number:
                        --------------------------------------------------------

Certificate Nos. (if available):
                                 -----------------------------------------------

Total Principal Amount Represented by Certificate(s): $
                                                        ------------------------

               DESCRIPTION OF OLD 6.95% 2027 DEBENTURES TENDERED

Name and address of registered holder as it appears on the Old 6.95% 2027
Debentures:
            --------------------------------------------------------------------

Principal Amount of Old 6.95% 2027 Debentures Tendered: $
                                                          ----------------------

If Old 6.95% 2027 Debentures will be delivered to Depository Trust Company, provide account number:
                        --------------------------------------------------------

Certificate Nos. (if available):
                                 -----------------------------------------------

Total Principal Amount Represented by Certificate(s): $
                                                        ------------------------

               DESCRIPTION OF OLD 7.25% 2027 DEBENTURES TENDERED

Name and address of registered holder as it appears on the Old 7.25% 2027
Debentures:
            --------------------------------------------------------------------

Principal Amount of Old 7.25% 2027 Debentures Tendered: $
                                                          ----------------------

If Old 7.25% 2027 Debentures will be delivered to Depository Trust Company, provide account number:
                        --------------------------------------------------------

Certificate Nos. (if available):
                                 -----------------------------------------------

Total Principal Amount Represented by Certificate(s): $
                                                        ------------------------

                  DESCRIPTION OF OLD 2032 DEBENTURES TENDERED

Name and address of registered holder as it appears on the Old 2032
Debentures:
            --------------------------------------------------------------------

Principal Amount of Old 2032 Debentures Tendered: $
                                                    ----------------------------

If Old 2032 Debentures will be delivered to Depository Trust Company, provide account number:
                ----------------------------------------------------------------

Certificate Nos. (if available):
                                 -----------------------------------------------

Total Principal Amount Represented by Certificate(s): $
                                                        ------------------------

                        THE FOLLOWING MUST BE COMPLETED

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

  The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Debentures being tendered hereby in proper form for transfer or confirmation of book-entry transfer of such Old Debentures into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case, together with one or more properly completed and duly executed Letters of Transmittal/or facsimile thereof or Agent's Message in lieu thereof and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:
              -------------------------------

Address:
         ------------------------------------


---------------------------------------------

Area Code & Telephone No.:
                           ------------------

Authorized Signature
                     ------------------------


---------------------------------------------
Name (Please Type or Print)


---------------------------------------------
Title

                                       , 1997
---------------------------------------
Dated

NOTE: DO NOT SEND CERTIFICATES OF OLD DEBENTURES WITH THIS FORM. CERTIFICATES
      OF OLD DEBENTURES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.